SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, DC 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934
Date of Report (Date of earliest event reported): September 8, 2009
Waste Management, Inc.
(Exact Name of Registrant as Specified in Charter)

Delaware	1-12154	73-1309529
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)

1001 Fannin, Suite 4000 Houston, Texas	77002
(Address of Principal Executive Offices)	(Zip Code)
Registrant’s Telephone number, including area code: (713) 512-6200

(Former Name or Former Address, if Changed Since Last Report)
Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:
☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 7.01 Regulation FD Disclosure
     On September 9, 2009, management of Waste Management, Inc. (the “Company”) is presenting at the 5th Annual Raymond James European Investors North American Equities Conference at 9:20 a.m. CST. During the presentation, it is expected that management may disclose material information that has not been publicly disseminated, including an update on the Company’s outlook for 2009. The presentation will be webcast live over the internet at wm.com. On the home page, select “Investor Relations” and a link to the webcast and the presentation will be displayed under “Events & Presentations.” A copy of the presentation also is attached to this Form 8-K as Exhibit 99.1, and is incorporated herein by reference.
Item 9.01. Financial Statements and Exhibits.
     (d) Exhibits
99.1 Raymond James European Investors North American Equities Conference presentation dated September 9, 2009

SIGNATURES
     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has caused this report to be signed on its behalf by the undersigned, hereunto duly authorized.

WASTE MANAGEMENT, INC.
Date: September 8, 2009	By:	/s/ Rick L Wittenbraker
Rick L Wittenbraker
Senior Vice President

Exhibit Index
99.1 Raymond James European Investors North American Equities Conference presentation dated September 9, 2009